Exhibit 99.1
Joint Press Release
Shareholders approve merger between First Busey Corporation and Main Street Trust, Inc.
Company Release — 02/28/2007
     Urbana, Ill., — First Busey Corporation (Nasdaq: BUSE) and Main Street Trust, Inc. (Over-the-counter bulletin board: MSTI.OB) announced today that each company’s shareholders have approved the merger of equals between First Busey and Main Street Trust. The companies announced on September 21, 2006 that they had entered into a definitive merger agreement. The transaction, which is still subject to regulatory approval, is expected to close in the second quarter of 2007.
Forward-Looking Statements
     The information in this press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These may include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of First Busey and Main Street intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of First Busey and Main Street, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. The companies’ respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of First Busey and Main Street and their respective subsidiaries include, but are not limited to: the risk that the businesses of First Busey and/or Main Street in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.
Additional Information About the Merger and Where to Find It.
     First Busey Corporation and Main Street Trust, Inc. entered into a definitive merger agreement on September 20, 2006. First Busey Corporation has filed a registration statement on Form S-4 with the SEC, which includes a prospectus of First Busey Corporation and a joint proxy statement-prospectus of First Busey Corporation and Main Street Trust, Inc. Investors and security holders are urged to read the joint proxy statement-prospectus regarding the business combination transaction referenced in the foregoing information because it contains important information. Investors and security holders may obtain a free copy of the joint proxy statement-prospectus and other documents filed by First Busey Corporation and Main Street Trust, Inc. with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement-prospectus and these other document may also be obtained for free from First Busey Corporation by directing a request to First Busey Corporation, 201 West Main Street, Urbana, Illinois 61801, Attention: Mary E. Lakey, (217) 365-4556 or from Main Street Trust, Inc. by directing a request to Main Street Trust, Inc., 100 West University Avenue, Champaign, Illinois 61820, Attention: Teresa M. Marsh, Secretary, (217) 351-6500.
     First Busey and Main Street and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Busey and/or Main Street in connection with the merger. Information about the directors and executive officers of First Busey is set forth in the proxy statement for First Busey’s 2006 annual meeting of shareholders, as filed with the SEC on March 29, 2006, and in Current Reports on Form 8-K filed by First Busey with the SEC in 2006. Information about the directors and executive officers of Main Street is set forth in the proxy statement for Main Street’s 2006 annual meeting of shareholders, as filed with the SEC on April 12, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement-prospectus.
Corporate Profile
About First Busey
     First Busey Corporation (Nasdaq: BUSE) is a financial holding company headquartered in Urbana, Illinois. First Busey Corporation has two wholly-owned banking subsidiaries with locations in three states. Busey Bank is headquartered in Urbana, Illinois and has twenty-two banking centers serving Champaign, McLean, Ford, Peoria, and Tazewell Counties in Illinois. Busey Bank also has a banking center in Indianapolis, Indiana, and a loan production office in Ft. Myers, Florida. On December 31, 2006, Busey Bank had total assets of $2.0 billion. On July 29, 2005, First Busey Corporation acquired Tarpon Coast Bancorp, Inc. and its primary subsidiary, Tarpon Coast National Bank, Port Charlotte, Florida. Busey Bank Florida and

Tarpon Coast National Bank merged at the close of business on February 17, 2006, and the resultant bank is Busey Bank, N.A. Busey Bank N.A. is headquartered in Port Charlotte, Florida, with nine banking centers serving Lee, Charlotte, and Sarasota Counties in Southwest Florida. Busey Bank N.A. had total assets of $449 million as of December 31, 2006. Busey provides electronic delivery of financial services through Busey e-bank, http://www.busey.com.
     Busey Investment Group is a wholly-owned subsidiary of First Busey Corporation and owns three subsidiaries. First Busey Trust & Investment Co. specializes in asset management and trust services. First Busey Securities, Inc. (member NASD/SIPC) is a full-service broker/dealer subsidiary. Busey Insurance Services, Inc. is a provider of personal insurance products. Busey Investment Group has approximately $2.4 billion in assets under care.
     First Busey Corporation’s common stock is traded on the Nasdaq Stock Exchange under the symbol “BUSE.” First Busey Corporation has a repurchase program in effect under which it is authorized to purchase up to 750,000 shares of stock.
About Main Street
     Main Street Trust, Inc. is a diversified financial services company with $1.5 billion in assets as of December 31, 2006, providing financial services at 23 locations in Downstate Illinois. Main Street Bank & Trust offers online banking (www.mainstreettrust.com) and surcharge-free ATM access at over 80 locations throughout Illinois. In addition, Main Street Wealth Management has $2.3 billion of financial assets under management for individuals and institutions. Main Street Trust, Inc. also owns a retail payment processing subsidiary—FirsTech, Inc., which processes over 25 million items per year.